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                                                                      Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of the Too, Inc. Savings and Retirement Plan (Registration No. 333-93717) of our report dated June 15, 2000 appearing in this Annual Report on Form 11-K for the three month period ended December 31, 1999.

/s/ Ary, Earman and Roepcke

Columbus, Ohio
June 27, 2000










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